CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                                                  Exhibit 10.4.4

                                                                          SBS-10
                                                                        Original

                                GEOTHERMAL LEASE

     THIS LEASE AND AGREEMENT entered into this 20th day of OCTOBER, 1975 by and between RUTH WALKER COX, A Married Woman, and BETTYE M. SMITH, A Widow,
(hereinafter called "Lessor" whether one or more) and GULF OIL CORPORATION, a
Pennsylvania corporation (hereinafter called "Lessee");

                             W I T N E S S E T H :

     Lessor, in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, the receipt and sufficiency of which is hereby acknowledged, and of the covenants and agreements hereinafter contained on the part of the Lessee to be paid, kept and performed, does hereby grant, demise, lease and let unto the
Lessee the following described land together with any reversionary right therein
(hereinafter called the "Leased Land") situated in the County of WASHOE, State of NEVADA, and containing approximately 142.71 acres:

     For a description of the demised premises, see Exhibit A.

     For the purpose of and together with the sole and exclusive right and privilege of exploring, drilling for, producing, extracting, removing, utilizing, selling and disposing of Geothermal Resources and of extracting minerals therefrom (hereinafter called "Extractable Minerals") and artificially injecting fluids and gases into the Leased Land; and constructing, erecting, using, operating and maintaining upon the Leased Land any and all Facilities as the Lessee may deem necessary in order to produce, save, utilize and process
Geothermal Resources and Extractable Minerals and in order to generate electricity from Geothermal Resources; together with ingress and egress upon the
Leased Land in order to exercise any of the rights granted herein. For the purpose of this Lease "facilities" shall include but not be limited to, wells, pumps, pipes, pipelines, buildings, plants, sumps, tanks, brine pits, reservoirs, watertanks, pumping stations, roads, electric power generation plants, transmission lines, electric, telegraph and telephone lines.

     For the purpose of this Lease: (a) The term "Geothermal Resources" shall mean all products of geothermal processes, embracing indigenous steam, hot water and hot brines; steam and other gases, hot water and hot brines resulting from water, gas, or other fluids artificially introduced into geothermal formations;
and heat or other associated energy found in geothermal formations. (b) The term
"Extractable Minerals" shall mean any mineral or minerals (exclusive of oil and hydrocarbon gases) which are produced in solution with Geothermal Resources from any well drilled by Lessee on the Leased Land. Seven (Please Initial) (7) RWC

     This Lease shall be for a term of xxxxxx30 years from the date hereof
(herein called "Primary Term") and so long thereafter as Geothermal Resources or
Extractable Minerals are

being produced in commercial quantities or drilling operations are conducted either on the Leased Land or on land pooled therewith; all subject to the following terms and conditions:

     1. Lessee shall pay to the Lessor on or before the last day of the calendar month after the month of commencement of production in commercial quantities of
Geothermal Resources or Extractable Minerals or both and thereafter on a monthly basis: (a) A royalty of ***% of the value of the Geothermal Resources produced from the Leased Land or allocated thereto; and (b) A royalty of ***% of the value of the Extractable Minerals produced from the Leased Land or allocated thereto.

     It is agreed that "value" shall be deemed to be the gross proceeds from the sale of the Geothermal Resources or Extractable Minerals, or, if not sold, their fair market value at the well head if they are used by the Lessee for commercial purposes other than in the producing or processing of other Geothermal Resources or Extractable Minerals. If the Lessee elects to process any Extractable
Minerals prior to sale, then the Lessor's royalty shall bear its proportionate share of the cost of such processing.

     2. Lessee has paid to Lessor the rental in full for a period of one (1)
year from the date hereof. Commencing with the second year of the term hereof and on each anniversary date thereafter during the Primary Term, if during the preceding year Lessee has not conducted drilling operations on or if there was no production from the Leased Land or land pooled therewith then, subject to the provisions of paragraph 4 hereof, Lessee shall pay or tender to Lessor annually, in advance, as rental, the sum of See Exhibit "B" (Par. 16) Dollars ($RWC).
For the purposes of calculating any payments hereunder based on acreage, Lessee may act as if the Leased Land contains the number of acres set forth above unless the Lessor or Lessee shall obtain a final adjudication that the acreage is different at which time Lessee shall, as of the next due date, adjust his payments accordingly but without retroactive obligation. Lessee shall make any payments hereunder by mailing or delivering a check or draft to Lessor at 105 E.
Edgewater Avenue, Balboa, Ca. 92661.

     3. If Geothermal Resources or Extractable Minerals are found in commercial quantities in any well or wells drilled on the Leased Land or land pooled therewith, Lessee may, at any time and from time to time, either before or after production, suspend or shut-in the operations of such well or wells and production therefrom. If operations are not being conducted hereunder or if there is no paying production attributable to this Lease, then commencing with the first day of the calendar month following the expiration of thirty (30) days from the date of such suspension or shut-in and on each Lease anniversary date thereafter, Lessee shall pay Lessor annually an amount equal to the rental provided for in paragraph 2 above, based upon the number of acres then covered by this Lease in absence of pooling or unitization, as shut-in royalty until such time as the operation of one such well is resumed or operations or paying production attributable to this Lease take place, whichever shall first occur.
The maximum payment for such shut-in royalty in any Lease year shall in no event be greater than the amount computed for rental in paragraph 2 above regardless of the number of wells shut-in or suspended in any Lease year. Such shut-in royalty shall be deemed to be an advance royalty to be repaid to Lessee from royalties thereafter payable to Lessor hereunder. Any shut-in well for which the foregoing payment is being paid shall be considered under all the provisions of this Lease as a producing well.

*** Confidential material redacted and filed separately with the Commission.

                                       2

     4. Lessee may at any time release or surrender this Lease in whole or in part or as to any zone, strata or depth, by placing of record a release or quitclaim deed in the county office where this Lease is recorded, and thereupon
Lessee shall be released of all further obligations and duties as to the portion of the Leased Land so surrendered or released; and thereafter all payments to
Lessor provided for herein, except royalties on actual production, shall be reduced in the same proportion that the acreage covered hereby is reduced. All land so surrendered or released shall remain subject to rights-of-way and easements for facilities necessary or convenient for Lessee's operations on the
Leased Land retained or on land pooled therewith.

     5. No well shall be drilled nearer than 300 feet to any house, barn or structure now existing on the Leased Land, without the prior written consent of
Lessor. Lessee shall pay for damages caused by its operation to growing crops and presently existing buildings and roads on the Leased Land. Lessee shall have the right at any time to remove all facilities placed on the Leased Land including the right to draw and remove casing. In addition to the right to produce Geothermal Resources and Extractable Minerals, Lessee shall have the right to use such water or water rights in, on, produced from or appurtenant to or crossing the Leased Land as Lessee may reasonably require in connection with its operations, provided that such use by Lessee of any water or water rights, as aforesaid, existing as of the date hereof, shall not interfere with Lessor's requirements for Lessor's own use thereof for domestic or agricultural purposes on the Leased Land and shall not be in violation of any applicable governmental law or regulation. Any brine, fluid or surplus water resulting from Lessee's activities or operations may be disposed of by reinjection or may be utilized or dealt with by Lessee in such lawful manner as Lessee shall deem appropriate.

     6. Lessee shall pay all taxes levied against its improvements on the Leased
Land. All Taxes assessed against the Geothermal Resources and Extractable
Minerals covered by this Lease, and all taxes, assessments or charges of whatever kind now or hereafter assessed, levied or collected by reason of the production, sale or removal of Geothermal Resources or Extractable Minerals from the Leased Land shall be borne by the parties hereto in the proportion of the royalty share by Lessor and the remainder by Lessee. Lessor shall pay, before delinquency, all other taxes and assessments on the Leased Land and improvements thereon.

     7. Lessee may, at any time and from time to time during the Primary Term hereof, pool and combine the Leased Land, or any portion thereof, into an operating unit with other lands in the vicinity, another lease or other leases, or any portion thereof, when, in the Lessee's judgment, it is necessary or advisable to do so in order to properly explore or develop or operate the Leased
Land or to prevent waste or to avoid drilling unnecessary wells or to comply with applicable governmental laws, regulations or orders, provided that the total acreage in such pooled unit shall not exceed 2,560 acres. Such pooling shall be effected by Lessee executing and filing in the office where this Lease is recorded an instrument describing and identifying the pooled acreage. The production of Geothermal Resources or Extractable Minerals so pooled, and the development of and operation on any portion of the pooled unit shall be considered and construed and shall have the same effect, except for the payment of royalties, as production, development and operation on the Leased Land under the terms of this Lease. The royalties herein provided shall accrue and be paid to Lessor on pooled substances produced from any unit in the proportion that
Lessor's interest in the land covered hereby and placed in the unit bears to the total acreage placed in each unit.

                                       3

     8. Lessee shall have the right at any time to commingle for the purpose of utilizing, storing, selling or processing Geothermal Resources or Extractable
Minerals produced from the Leased Land or land pooled therewith with like substances produced from other lands or units.

     9. Upon the violation of any of the terms or conditions of this Lease, by
Lessee and the failure to begin to remedy the same with due diligence within ninety (90) days after written notice from Lessor so to do, then, at the option of Lessor, this Lease shall forthwith cease and terminate, and all rights of
Lessee in and to the Leased Land shall be at an end, saving and excepting the drill site for each producing well in respect of which Lessee is not in default, and saving and excepting rights-of-way necessary for Lessee's operations The drill site referred to shall consist of a tract, designated by Lessee, of forty
(40) acres, if there be so much, surrounding each producing well.

     10. The obligations of Lessee hereunder shall be suspended while Lessee is prevented from complying therewith, in whole or in part, by strike, lockout, action of the elements, accidents, rules and regulations of the federal, state, municipal, or other governmental agencies, inability to obtain materials or supplies in the open market, or other matters or conditions beyond the control of Lessee, whether similar to matters or conditions herein specifically enumerated or not.

     11. If Lessor owns less than the entire and undivided fee simple interest in the Leased Land or the Geothermal Resources and Extractable Minerals, then royalties and rentals shall be paid to Lessor only in the proportion that his interest bears to the whole and undivided fee. If Lessor hereafter acquires any additional interest in the Leased Land, then this Lease shall cover such after-acquired interest, provided that Lessor's share of rentals shall be increased to cover the interest so acquired at the next succeeding rental paying date after Lessee has been notified of such after-acquired interest or of any reversion having occurred. Any interest in the production from the Leased Land to which the interest of Lessor may be subject shall be deducted from the royalties provided for herein.

     12. Lessor hereby warrants and agrees to defend the title to the Leased
Land and agrees that Lessee may at its option pay and discharge any mortgage, taxes, assessments, or liens or encumbrances existing, levied or assessed upon the Leased Land and be subrogated to the rights of the holder thereof, and
Lessee shall have the right to apply to Lessee's repayment any rentals or royalties accruing to the Lessor hereunder.

     13. Any notice from Lessor to Lessee shall be given by sending the same by registered or certified mail, addressed to Lessee at Gulf Building, 1730 So.
Bellaire St., Denver, Colo. 80222, Attn: Geothermal Operations and any notice from Lessee to Lessor shall be given by sending the same by registered or certified mail, addressed to Lessor at 105 E. Edgewater, Balboa, Cal. 92661. The
address of either party may be changed by written notice as provided for above.

     14. If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part or as to any zone, strata or to any depth is expressly allowed, the covenants hereof shall extend to such assignee, his heirs, devisees, executors, administrators, successors, and assigns, but no change in the ownership of the Leased Land or assignment of rentals or

                                       4

royalties shall be binding on the Lessee until thirty (30) days after Lessee has been furnished with a written transfer or assignment or certified copy thereof.
Rentals hereunder shall not be apportioned upon an assignment as to a particular zone, strata or depth, but shall continue as a single obligation to be paid by either party. In the event of any partial assignment, production in commercial quantities on any portion of the Leased Land shall continue the Lease in force as a whole to the same extent as if no assignment had been made. Any assignment shall, as to the extent of the assignment, relieve and discharge Lessee of all obligations hereunder and, should the assignee default in any of the obligations of this Lease, such default shall not operate to invalidate or affect this Lease insofar as it covers any part of the Leased Land or interest therein not included in the assignment.

     15. This Lease shall be binding upon the parties hereto, their heirs, devisees, executors, administrators, successors and assigns, and may be executed in any number of counterparts with the same force and effect as if all parties had executed the same instrument. The failure of any person owning an interest in the Leased Land to execute a geothermal lease covering all or a portion of the Leased Land or the failure of any person named as a Lessor herein to execute a counterpart hereof, shall not affect the binding force of this Lease as to those who have executed or shall execute a counterpart hereof.

     IN WITNESS WHEREOF, this Lease and Agreement is executed as of the date first above written.

/s/ RUTH WALKER COX                       /s/ BETTYE M. SMITH
-----------------------------------       -----------------------------------
RUTH WALKER COX, A Married Woman,         BETTYE M. SMITH, A Widow.

[Notary Seal]

                                       5

                                   EXHIBIT "A"

                                   DESCRIPTION

SITUATE IN THE COUNTY OF WASHOE, STATE OF NEVADA, AS FOLLOWS:

                                    PARCEL 1

LOT 2 OF THE NW 1/4 OF SECTION 32, TOWNSHIP 18 NORTH, RANGE 20 EAST, M.D.B.&M.

EXCEPTING THEREFROM THE PORTION THEREOF CONVEYED TO ALBERT E. PAINTER, BY DEED
DATED FEBRUARY 1, 1930, RECORDED IN BOOK 81, PAGE 65, DEED RECORDS TOGETHER
WITH ROADWAY FOR INGRESS AND EGRESS.

THE ABOVE LOT 2 IF ALSO DESCRIBED OF RECORD AS FRAC. E 1/2 OF NW 1/4 OF SECTION
32, TOWNSHIP 18 NORTH, RANGE 20 EAST, M.D.B.&M.

                                    PARCEL 2

THOSE CERTAIN PATENTED MINING CLAIMS, SITUATE IN SECTION 32, TOWNSHIP 18 NORTH,
RANGE 20 EAST, M.D.B.&M., IN STEAMBOAT MINING DISTRICT, DESCRIBED AS FOLLOWS:

LAFAYETTE, GLADSTONE, HORSESHORE, MARY ANN AND NEW DENMARK LODE MINING CLAIMS
DESIGNATED BY U.S. SURVEY AS LOT 42, AS SET FORTH IN PATENT DATED APRIL 9, ____,
ISSUED BY THE UNITED STATES OF AMERICA TO THE WASHOE QUICKSILVER MINING COMPANY,
RECORDED IN BOOK D, PAGE 451, OF PATENTS.

(Please Initial)

                          EXHIBIT "B" (please Initial)

ATTACHED TO AND MADE A PART THEREOF THAT CERTAIN GEOTHERMAL LEASE DATED OCTOBER
20, 1975 BY AND BETWEEN RUTH WALKER COX, A MARRIED WOMAN, AND BETTYE M. SMITH, A
WIDOW, AS LESSORS AND GULF OIL CORPORATION, A PENNSYLVANIA CORPORATION, AS
LESSEE.

16. It is understood and agreed that LESSEE shall pay LESSOR as the annual rental hereunder, an amount equal to the Washoe County land taxes, not to include any improvement taxes for improvements placed thereon by Lessors, assessed upon the demised premises for the immediately preceeding year. The proceedure for payment shall be as follows:

          By not later than the anniversary date hereof, LESSEE shall have tendered unto LESSOR the sum of $*** if LESSEE intends to keep this lease in effect for another year by payment of rentals. Then by not later than JUNE
30, LESSOR must notify LESSEE of the amount of the Washoe County Land Taxes for that year, whereupon LESSEE shall tender to LESSOR by not later than December
31st of that year, an amount equal to the new assessment less the $***
previously paid LESSOR. If the annual Washoe County Land Tax Assessment upon the demised premises should miraculously turn out to be less than $***--then
LESSEE may deduct the difference from the next year's annual rental if LESSEE should elect to continue the lease at that time, but in no event shall LESSOR be required to refund rent monies already received. By the same token, if upon receipt of any one year's annual rental, LESSOR shall fail to notify LESSEE by
JUNE 30 of the new assessment amount, no forfeiture or other penalty shall accrue against LESSEE for non-payment of the rental supplement. If the annual land tax assessment is known to LESSOR and LESSEE is notified thereof at least
30 days prior to the anniversary date hereof, LESSEE may, but is not obligated to, make the annual rental payment in the total amount of the new assessment and of course no supplemental payment would then be due for that year. Preferred notification shall include a copy of the Assessors tax statement, this is not mandatory for LESSEE understoods that a copy machine may not always be readilly available to LESSOR. It is expressly stipulated that this paragraph does not apply to the taxes treated under Paragraph 6, above, but only as to a method of computing and making payment of the annual delay rentals hereunder.

17. LESSEE hereby agrees to hold LESSOR harmless for all liability of whatever nature due to its operations upon and use of the demised premises. Good and sufficient insurance shall be maintained by LESSEE to effectuate this provision.

*** Confidential material redacted and filed separately with the Commission.

          THIS AGREEMENT, dated November 6, 1981, between Ruth Walker Cox, a married woman, and Bettye M. Smith, a widow, hereinafter called "Lessor", and
GULF OIL CORPORATION, a corporation, hereinafter called "Lessee".

                                   WITNESSETH

          Lessor and Lessee have heretofore entered into that certain Lease and
Agreement dated October 20, 1975, which Lease or a Memorandum of Lease was recorded in Volume 940, Page 186, Official Records of Washoe County, Nevada, and
covering certain lands in Washoe County, Nevada, more particularly described therein, and

          Whereas, the parties hereto desire to modify and amend said Lease and
Agreement as hereinafter set forth,

          NOW THEREFORE, for a valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.   That paragraph 3 of said Lease and Agreement is hereby amended to read as follows:

               1.   This Lease shall be for a term of seventeen (17) years from the date hereof (called "primary term") and so long
                    thereafter as there is commercial production of any lease
                    substances derived or produced from the property leased
                    hereunder or from land pooled herewith and for so long as
                    Lessee is prevented from producing same, or the obligations of Lessee hereunder are suspended, for the causes
                    hereinafter set forth, or so long as Lessee in good faith
                    shall conduct mining, drilling, redrilling, deepening or
                    remedial operations on said land or on land pooled
                    therewith. It is further provided that if at any time after the expiration of the primary term hereof the production of all lease substances derived or produced from the leased
                    land, or land pooled herewith, ceases for any cause, this
                    Lease shall nevertheless remain in full force and effect for an additional period of one (1) year and thereafter if, and so long as, Lessee commences and continues diligently and in good faith, operations or procedures to cause a resumption of such production, until such production shall be resumed.

               2.   As hereby amended said Lease and Agreement is ratified and confirmed and shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                  LESSEE                                 LESSOR

GULF OIL CORPORATION                        /s/ Illegible
                                            ------------------------------------

                                            ------------------------------------

By /s/ Joe D. Smith                         /s/ Illegible
   --------------------------------------   ------------------------------------
   Joe D. Smith, Attorney-in-Fact
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

_______________________
___ RECORDED RETURN TO
____ OIL CORPORATION
_____ LEASE RECORDS
__ SO, BELLAIRE ______
____, COLORADO 80222

STATE OF CALIFORNIA   )
COUNTY OF ORANGE      )   SS.

On APRIL 16, 1982, before me, the undersigned, a Notary Public in and for said
State, personally appeared Ruth Walker Cox known to me to the person whose name is subscribed to the within instrument and acknowledge that she executed the same.

WITNESS my hand and official seal.

                                          --------------------------------------
Signature /s/ Nancy Robins                              OFFICIAL SEAL
          -----------------------------                  NANCY ROBINS
              NANCY ROBINS                  [SEAL] NOTARY PUBLIC - CALIFORNIA
Name (Typed or Printed)                               PRINCIPAL OFFICE IN
                                                         ORANGE COUNTY
                                            My Commission Expires July 23, 1984
                                          --------------------------------------
                                          (This area for offical notarial seal.)

(Corporation)

STATE OF COLORADO           )
                            )   SS.
City and County of Denver   )

          On the 6th day of November, 1981, personally appeared before me Joe D.
Smith, who, being by me duly sworn did say that he is the Attorney-in-Fact of
GULF OIL CORPORATION, and that said instrument was signed on behalf of said
Corporation by authority, and said Joe D. Smith acknowledged to me that he as such Attorney-in-Fact executed the same.

          Witness my hand and official seal.

My commission expires: September 5, 19__

SEAL                                      /s/ R. C. Brittain
---------------------------------------   --------------------------------------
                                          Notary Public

STATE OF CALIFORNIA     )
COUNTY OF LOS ANGELES   )   SS.

On April 14, 1982, before me, the undersigned, a Notary Public in and for said
State, personally appeared Bettye M. Smith known to me to the person whose name is subscribed to the within instrument and acknowledge that she executed the same.

WITNESS my hand and official seal.

                                          --------------------------------------
Signature /s/ Hilda Dale                                  OFFICIAL SEAL
          -----------------------------                     HILDA DALE
              HILDA DALE                    [SEAL]   NOTARY PUBLIC - CALIFORNIA
Name (Typed or printed)                                 PRINCIPAL OFFICE IN
                                                     LOS ANGELES COUNTY
                                                My Commission Exp. Jan 21, 1984
                                          --------------------------------------
                                          (This area for offical notarial seal.)

STATE OF CALIFORNIA   )
COUNTY OF ORANGE      )   SS.

On APRIL 16, 1982, before me, the undersigned, a Notary Public in and for said
State, personally appeared Ruth Walker Cox known to me to the person whose name is subscribed to the within instrument and acknowledge that she executed the same.

WITNESS my hand and official seal.

                                          --------------------------------------
Signature /s/ Nancy Robins                               OFFICIAL SEAL
          -----------------------------                   NANCY ROBINS
              NANCY ROBINS                    [SEAL] NOTARY PUBLIC - CALIFORNIA
Name (Typed or Printed)                                PRINCIPAL OFFICE IN
                                                          ORANGE COUNTY
                                            My Commission Expires July 23, 1984
                                          --------------------------------------
                                          (This area for offical notarial seal.)

(Corporation)

STATE OF COLORADO           )
                            )   SS.
City and County of Denver   )

          On the 6th day of November, 1981, personally appeared before me Joe D.
Smith, who, being by me duly sworn did say that he is the Attorney-in-Fact of
GULF OIL CORPORATION, and that said instrument was signed on behalf of said
Corporation by authority, and said Joe D. Smith acknowledged to me that he as such Attorney-in-Fact executed the same.

          Witness my hand and official seal.

My commission expires: September 5, 19__

                                          /s/ R. C. Brittain
                                          --------------------------------------
                                          Notary Public

STATE OF CALIFORNIA     )
COUNTY OF LOS ANGELES   )   SS.

On April 14, 1982, before me, the undersigned, a Notary Public in and for said
State, personally appeared Bettye M. Smith known to me to the person whose name is subscribed to the within instrument and acknowledge that she executed the same.

WITNESS my hand and official seal.

                                          --------------------------------------
Signature /s/ Hilda Dale                                  OFFICIAL SEAL
          -----------------------------                     HILDA DALE
              HILDA DALE                      [SEAL]  NOTARY PUBLIC - CALIFORNIA
Name (Typed or printed)                                PRINCIPAL OFFICE IN
                                                      LOS ANGELES COUNTY
                                                My Commission Exp. Jan 21, 1984
                                          --------------------------------------
                                          (This area for offical notarial seal.)

                              LEASE AND AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

          THIS LEASE AND AGREEMENT made this TWENTIETH day of OCTOBER, 1975 by and between RUTH WALKER COX, A Married Woman, and BETTYE M. SMITH, A Widow, as
"Lessor" and Gulf Oil Corporation, a Pennsylvania Corporation, as "Lessee."

                   ___________________________________________
                   ___________________________________________
                   ___________________________________________

                                   WITNESSETH:

          THAT FOR THE TERM and upon the terms and conditions set forth in a certain written Lease and Agreement dated the TWENTIETH day of OCTOBER, 1975, all of which terms and conditions are hereby made a part hereof as fully and as completely as if he__ specifically set out in full, Lessor has, and does hereby lease, let and demise unto Lessor for the development of natural steam and steam power and for use as such, or for conversion into electrical power or for processing to obtain by-products therefrom, the real property set forth in
Exhibit "A" attached hereto and made a part hereof for all purposes. Such lease is for a term of Seven years from and after the date hereof (subject to termination as therein provided) and so long thereafter as there is commercial production of steam, electrical power or any by-product from the condensates of steam, derived or produced from the property leased hereunder and for so long, as well, as Lessee is prevented from producing same, or the obligations of
Lessee thereunder are suspended for the causes as set forth in said written
Lease and Agreement.

                 LESSOR                                   LESSEE

/s/ Ruth Walker COX,                               GULF OIL CORPORATION
---------------------------------------
RUTH WALKER COX, A Married Woman

/s/ Bettye M. Smith                       By /s/ Jack Hanson
---------------------------------------      -----------------------------------
BETTYE M. SMITH, a Widow                           Attorony-in-Fact
                                                      Jack Hanson

                                   EXHIBIT "A"
                             DESCRIPTION OF PROPERTY

Parcel 1: Lot 2 of the NW 1/4 of Section 32, Township 18 North, Range 20 East,
M. D. B. & M.

Excepting therefrom the portion thereof conveyed to Albert E. Painter by Deed dated February 1, 1930, Recorded in Book 81, Page 65, Deed Records. Together
with roadway for ingress and egress.

The above Lot 2 if also described of record as Frac. E 1/2 of NW 1/4 of Section
32, Township 18 North, Range 20 East, M. D. B. & M.

Parcel 2: Those certain patented mining claims, situate in Section 32, Township
18 North, Range 20 East, M. D. B.& M., in Steamboat Mining District, described as follows:

LaFayette, Gladstone, Horsesho__, Mary Ann and New Denmark Lode Mining Claims
designated by U.S. Survey as Lot 42, as set forth in patent dated April 9, 1892, issued by the United States of America to the Washoe Quicksilver Mining Company,
recorded in Book D, Page 451, of Patents.

All IN THE COUNTY OF WASHOE, STATE OF NEVADA                    (Please initial)